                                INDUSTRIAL-NET
                                REFERENCE PAGE


BUILDING:                              2150 Cabot Boulevard West,
                                       Langhorne, PA 19047,
                                       a 40,900 +/- square foot building
                                       situate on an approximately     acre
                                       parcel

LANDLORD:                              Circon Corporation, a Delaware
                                       Corporation

LANDLORD'S ADDRESS:                    6500 Hollister Avenue
                                       Santa Barbara, CA 93117-3019

TENANT:                                Embryo Development Corporation, a
                                       Delaware Corporation

TENANT'S ADDRESS:                      750 Lexington Avenue, Suite 2750
                                       New York, NY 10022

LEASE EXECUTION DATE:                  January _ , 1997

PREMISES:                              Rear portion of the Building comprising
                                       approximately 16,500 square feet
                                       excluding existing mezzanines with such
                                       rear portion also at times described as
                                       2140 Cabot Boulevard West although
                                       2140 is not a separate tax or real
                                       estate parcel

USE: Tenant shall only use the Premises for manufacturing related to disposable and capital medical equipment and hydrogel products and for research, design and development, warehousing and distribution activities relating to the same and offices supporting those activities.

COMMENCEMENT DATE:                     February 14, 1997

TERMINATION DATE:                      January 31, 2004

TERM OF LEASE:                         7 years and 0 months beginning on the
                                       Commencement Date and ending on the
                                       Termination Date (unless sooner
                                       terminated pursuant to the Lease) with an option to renew the Lease for an additional 5 years.


ANNUAL BASE RENT - LEASE YEARS 1
THROUGH 3 (adjustment to commence
in year 4 and stay in effect
through year 7):                       $115,500 (16,500 sq. ft. (plus or
                                       minus) @$7.00/sq. ft.)

MONTHLY INSTALLMENT OF RENT -
LEASE YEARS 1 THROUGH 3:               $9.625

SECURITY DEPOSIT:                      $9.625

TENANT'S PROPORTIONATE SHARE:          40.34%  (16,500 sq. ft.) (40,900 sq. ft.)

REAL ESTATE BROKER DUE COMMISSION:     Stephen M. Segal. Inc.

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control.


LANDLORD:                              TENANT:

CIRCON CORPORATION                     EMBRYO DEVELOPMENT CORPORATION

By: /S/                                By: /S/
   -------------------------------        ------------------------------

Title: Vice President,                 Title: Vice President,
       Chief Executive Officer                Chief Financial Officer
      ----------------------------           ---------------------------

Dated: February 17, 1997               Dated: February 14, 1997
      ----------------------------           ----------------------------

                                    LEASE

    Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1.  USE AND RESTRICTIONS ON USE.

    The Premises shall be continuously used and occupied by Tenant, but only for the purposes listed on the Reference Page and for such other lawful purposes as may be incidental thereto, all to the extent permitted by applicable zoning regulations. Subject to the provisions of Article 8 hereof, Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated on Exhibit A and the outside storage of any property are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the Tenant's use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building, or unreasonably interfere with such tenants' use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof, and Tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

    Tenant shall not use or permit any use of the Premises in a manner which creates any safety or environmental hazard, or which would be dangerous to the Premises. Also, other than subject to applicable law, Tenant shall not use the Premises for the generation, use, manufacture, refining, recycling, transportation, treatment, storage, discharge or disposal of any hazardous, toxic or polluting substance or waste or for any purpose which poses a substantial risk of damage to the environment and not engage in any activity which would subject Landlord, Tenant or the Premises to any liability, obligation or affirmative act under the provisions of any federal, state or local environmental law, regulation, order or ordinance, whether now existing or hereafter enacted, and Tenant shall indemnify, defend and hold Landlord harmless from all liabilities, obligations, costs and expenses (including, without limitation, any cleanup costs under any federal or state superfund-type statute) arising by reason of a breach of this covenant and the parties hereto specifically agree that this covenant shall survive the term of this Lease.

    Tenant shall provide to the Landlord, at least thirty (30) days prior to Tenant's occupancy of the Premises, a list of all chemicals that it anticipates will be stored in the Premises or used in any manufacturing process to be conducted on the Premises and information on how such chemicals will be handled, moved, stored, consumed and disposed in a manner that will comply with all applicable environmental laws. Tenant shall promptly send to Landlord an update for such list as needed to the extent other additional chemicals are used in the process or stored in the Premises in the future.

2. TERM.

    The term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided). Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage thereby, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant hereunder, nor shall such failure be construed in any way to renew the Term. If Landlord is unable to deliver possession of the Premises within 30 days of the Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard; (c) Tenant's change in plans; or
(d) performance or completion by a party employed by Tenant. If said delay is the result of any of the foregoing, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

    In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

    The Landlord will use its best efforts to obtain the written consent from Meridian Bank, a Pennsylvania banking corporation, or its successors or assigns, and BCIDA (hereinafter defined) to lease the Premises under the terms and conditions herein described. Landlord and Tenant agree that Lease will commence as scheduled and shall remain valid (but still subject to the teens of Article 17 below) even if such consent is not obtained.

    Landlord hereby grants to Tenant one (1) option ("Option") to renew the Lease Term for a five (5) year period ("Renewal Term"), on the same terms, conditions and covenants set forth in this Lease, except as provided below. The Option shall be exercised only by written notice delivered to Landlord at least one hundred eighty (180) days before the expiration of the then current term of this Lease. If Tenant fails to deliver to Landlord written notice of the exercise of such Option within the prescribed time period, such Option shall lapse, there shall be no further right to renew the Lease Term and this Lease shall automatically terminate at the end of the then current term. The Option shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of the Renewal Term, Tenant shall not be in default under any of the provisions of this Lease. There shall be no further right of renewal beyond the Renewal Term and the Option shall apply to all (and not less than all) of the Premises originally Leased hereunder.

    For a period of fifteen (15) days following the Option notice date, Landlord and Tenant shall negotiate in good faith an amount which represents the fair market rental value of the Premises for the Renewal Term ("Fair Market Rental Value"). If after such fifteen (15) day period Landlord and Tenant are unable to agree on the Fair Market Rental Value, then if Tenant so elects, Landlord and

Tenant shall each choose a licensed commercial real estate appraiser having at least ten (10) years experience in appraising commercial real estate in southeastern Pennsylvania. Each appraiser chosen by Landlord and Tenant, respectively, shall determine the fair market rental value of the Premise and the appraisers' determinations of the fair market rental value of the Premises shall have averaged together and such average fair market rental value shall be the Fair Market Rental Value that shall be payable by Tenant beginning on the first day of the Renewal Term as further described herein. For purposes of this article, Fair Market Rental Value Shall be determined taking into consideration the condition of the Premises on the date when the Premises was first offered for lease to the general public. If Tenant does not elect to commence the appraiser process described above, the Option shall lapse, there shall be no further right to renew the Lease Term and this Lease shall automatically terminate at the end of the then current term.

3.  RENT AND SECURITY DEPOSIT.

    Tenant agrees to pay to Landlord the Annual Rent by paying the Monthly Installment of Rent on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the Monthly Installment of Rent based upon a 30 day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

    Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and when such amount remains due and unpaid five days after said amount is due, such amount shall be increased by a late charge in an amount equal to 5% of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this
Article in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 21 of this Lease in the event said rent or other payment is unpaid after the date due.

    No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

    This Lease is what is commonly called a "Net, Net, Net Lease". It is the intention of Landlord and Tenant that Annual Rent shall be absolutely net to Landlord and that all costs, expenses and obligations of every kind relating directly or indirectly in any way, foreseen and unforeseen, to the Tenant's use, occupancy and possession of the Premises, which may arise or become due during the Lease Term, or any extension thereof, shall be paid by Tenant. Such Annual Rent and all additional rent, as defined herein, shall be paid without abatement, diminution, reductions, deduction or setoff.

    The Annual Rent for the balance of the initial Term subsequent to the third year anniversary date of the Commencement Date of this Lease, shall be increased to the "Adjusted Annual Rent." The Adjusted Annual Rent shall be the greater of 103% of the Annual Rent or an amount to be computed by multiplying the Annual Rent by a fraction whose numerator shall be the Consumer Price Index For All Urban Consumers (1982-84 equals 100%) published by the United States Department of Labor, Bureau of Labor Statistics using the "All Items" category for the United States (the "Consumer Price Index") for the third month prior to the third anniversary date of the Commencement Date of that case and whose denominator shall be the Consumer Price Index for the third month prior to the Commencement Date of this Lease. The Landlord shall notify the Tenant of the amount of the Adjusted Annual Rent, in writing, prior to the third anniversary date. Tenant agrees to pay the Adjusted Annual Rent, together with any additional rent required hereunder, in equal monthly increments on the first day of each month for all months (starting with the third anniversary date) remaining in the initial Term of the Lease.

    As security for performance of its obligations hereunder and upon execution of this Lease, Tenant shall pay to Landlord and agrees to maintain hereafter, a Security Deposit of Nine Thousand Six Hundred Twenty-five Dollars ($9,625.00). Subject to this Section 3, Landlord shall place the Security Deposit in an interest bearing money market account and interest so earned from the deposit shall remain in the account and become part of the Security Deposit. Landlord shall notify Tenant in writing of the account number and financial institution where the Security Deposit is being held. Upon the occurrence of any event of default (as discussed in Article 20) by Tenant, Landlord may from time to time and without prejudice to any other remedy, use the Security Deposit and any interest earned thereon to the extent necessary to satisfy any arrears of Annual Rent or additional rent, or any other amount, damage, injury, expense or liability owed or caused to Landlord by such event of default. The remaining balance of such security, together with all remaining interest earned thereon, shall be returned by Landlord to Tenant within a thirty (30) days after termination of this Lease provided that there is no documented outstanding issue which could require a monetary resolution, in which event the Landlord shall have a reasonable time to investigate the same and refund the appropriate amount of the aforementioned security and interest. The Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. In the event of the sale or transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the Security Deposit and all interest earned thereon to the purchaser or transferee, and upon such transfer, Tenant shall look only to the new Landlord for the return of the Security Deposit and interest and Landlord shall thereupon be released from all liability to Tenant for the return of or accounting for such Security Deposit and interest. Notwithstanding the foregoing, Tenant agrees that Landlord's mortgagee, if any, shall have no liability to Tenant for the return of the Security Deposit and interest or any other funds deposited with Landlord unless and until such Security Deposit and interest or other funds is in fact paid or transferred by Landlord to such mortgagee, whether or not such mortgagee is operating the Premises at any time as a mortgagee in possession or has acquired title to the Premises upon exercising its remedies under its mortgage.

4.  REAL ESTATE TAXES.

    Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "Taxes") lawfully levied against the Building, the real property on which it has situated and the grounds, parking areas, driveways and alleys around the Building. Tenant shall pay to Landlord as additional rent upon demand at the time the bill for each installment for any tax year applicable to the Term (or any renewal or extension thereof) issues, Tenant's Proportionate Share, as set forth on the Reference Page, of the amount of such taxes applicable to each installment less any monthly payments paid by Tenant as provided below for such tax year. Prior to the actual determination of the Taxes for a calendar year, Landlord may, if it so elects and at any time or from time to time during said calendar year, estimate the amount of such Taxes. If, in the estimation of Landlord, such Taxes will exceed the previous year's Taxes, Landlord shall give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will increase its Monthly Installment of Rent subsequent to receipt of such written notification to include such excess. If the total Tenant actually paid for estimated Taxes pursuant to this Article is more than the actual Tax, Landlord shall remit the excess to Tenant within thirty (30) days of the making of such determination or, at Landlord's election, credit such amount against the next Monthly Installments of Rent. In addition, Tenant shall pay upon demand Tenant's Proportionate Share of any reasonable fees, expenses and costs incurred by Landlord in protesting any assessments, levies or the tax rate. Taxes shall include the following by way of illustration, but not limitation: real estate taxes; any other such taxes, charges and assessments which are levied with respect to the Building, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which they are situated including any payments to any ground lessor in reimbursement of tax payments made by such lessor; fees or assessments for any governmental services to the Building; service payments in lieu of taxes; dues or assessments payable to any property owners association due to Landlord's ownership of the Building; water and sewer charges; and any gross receipts tax and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal property taxes. Any payment to be made pursuant to this Article with respect to the real estate tax year in which the Lease commences or terminates shall be prorated.

    Tenant, after prior notice to Landlord, and at Tenant's sole cost and expense, shall have the right to appeal any assessment of the aforementioned taxes. The Landlord may require that the Tenant deposit with Landlord a sum sufficient to pay the entire amount of the asserted tax, charge, assessment or levy plus potential interest and penalties. Tenant shall promptly pay and discharge all amounts determined to be payable pursuant to such legal proceedings pertaining to the appeal. Landlord agrees to join in any such proceedings only if such joinder is necessary to the prosecution thereof. The costs of such joinder shall be paid by Tenant.

5.  [INTENTIONALLY OMITTED]

6.  ALTERATIONS.

    Except for the alterations, additions or improvements to be done by Tenant as part of Tenant's initial occupancy specified in Exhibit B attached hereto and made a part hereof (the "Initial Improvements"), Tenant shall not make any alterations, improvements or additions to the Premises without the prior written approval of Landlord (which approval shall not be unreasonably withheld or delayed) except that Tenant may, after giving Landlord thirty days prior written notice thereof (which notice shall contain a detailed written description and drawing of any contemplated alterations or improvements), make alterations, improvements and/or additions to the Premises that (a) total less than $10,000.00 in the aggregate in any given year, except in the case of emergency repairs, and (b) involve interior non-structural work to the Premises. Any alteration, addition, or improvement in, on, or to the Premises including carpeting, but excepting the "Accelerator" described in Exhibit B and movable furniture, equipment and other personal property of Tenant removable without material damage to the property or the Premises, shall be and remain the property of Tenant during the Term but shall, unless Landlord elects otherwise, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term and title shall pass to Landlord under this Lease as by a bill of sale. The Accelerator shall, at all times, be the property of Tenant. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. In the event Landlord consents to the making of any such alteration, addition, or improvement by Tenant, the same shall be made using a contractor reasonably acceptable to Landlord at Tenant's sole cost and expense. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from any mechanics', materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4 above any increase in real estate taxes attributable to any such alteration, addition, or improvement for so long, during the Term, as such increase is ascertainable. Upon the expiration or sooner termination of the Term as herein provided, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by the Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and loss by casualty covered by Article 23 excepted.

    In the event that Tenant fails to remove any alterations, additions, and/or improvements as herein described, Tenant shall reimburse Landlord for Landlord's costs in removing such alterations, additions and/or improvements within thirty
(30) days of Tenant's receipt of notice of such costs incurred by Landlord.

7.  TENANT'S REPAIRS.

    (A) Tenant shall at its own cost and expense keep and maintain all parts of the Premises and the surrounding real estate for which Landlord is not expressly responsible under the terms of the

Lease, including portions shared in common with other tenants of the Building but not including other tenants' premises, in good condition, promptly making all necessary repairs and replacements, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance. Tenant as part of its obligations hereunder shall (i) keep the Tenant's Parking Area, driveways, alleys and the portions of the whole of the property to which it has access, in a clean and sanitary condition and
(ii) without injury to the roof, other horizontal surfaces of the Building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the Premises, Building and the real estate on which the Building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear and loss by fire or other casualty covered by insurance to be maintained by Landlord pursuant to
Article 23(A) hereof and any condition caused by the failure of Landlord to make a repair or replacement required to be made by Landlord pursuant to Article 8 excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy).

    (B) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

    (C) Tenant and its employees, customers and licensees shall have the nonexclusive right to use, in common with the other parties occupying said Building, common areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the Building), driveways and alleys adjacent to said Building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, Landlord reserves the right to perform, upon notice to Tenant, the paving and landscape maintenance for the grounds around the Building, including, but not limited to, the mowing of the grass, care of shrubs, general landscaping and maintenance of common parking areas, if any, driveways and alleys, nonstructural roof repairs, exterior painting, common sewage line plumbing, and repair and maintenance of any other items, the obligations for which may be shared with other tenants in the Building and other improvements of which the Premises are a part, all of which are otherwise Tenant's obligations under Article 7(A), and Tenant shall, in lieu of the obligations set forth under Article 7(A) with respect to such items, be liable for Tenant's Proportionate Share (as set forth on the Reference
Page) of the cost and expense thereof including a reasonable management fee unless Landlord in its sole discretion determines that such cost and expense is properly allocable in another proportion or solely to either Tenant or the other tenants occupying said Building. Tenant shall pay to Landlord its share, determined as aforesaid, of such costs and expenses, upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work.

    (D) Except as provided for herein, each time that repairs to the heating and air conditioning systems may be necessary, Tenant shall be responsible, at Tenant's sole cost and expense, for such repairs. Tenant shall, at its own cost and expense, enter into a regularly scheduled, comprehensive preventive maintenance/service contract (the "Service Contract") with a maintenance contractor approved by Landlord, (and a copy thereof shall be furnished to Landlord), for servicing all heating and air conditioning systems and equipment within the Premises. The Service Contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual, must be comprehensive in nature in that such Service Contract shall include the repair and/or replacement (including parts and labor) of all major and minor components of the heating and air conditioning system including, but not limited to, the heat exchangers, burners, boilers, condensers, compressors, and blower mechanisms, and must become effective within 10 days of the date of execution of this Lease.

    (E) Tenant shall, at its own cost and expense to the extent not covered by the insurance to be maintained by Landlord under Article 23, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the property as a result of Tenant's business activities or caused by Tenant's default hereunder.

    (F) Subject to Article 8 below, Tenant accepts the Premises in "as is" condition on the date of the execution of this Lease, and such "as is" condition shall include functioning heating, ventilation and air conditioning equipment and the delivery of the Premises in a broom clean condition. Tenant understands that the estimated square footage of the Premises is only an estimate and that the Annual Rent and Tenant's Proportionate Share shall remain unchanged regardless of whether the actual square footage is more or less.

8.  LANDLORD'S IMPROVEMENTS AND REPAIRS.

    Landlord shall, at its sole cost and expense, prior to the Commencement Date, complete the work necessary for the construction of an appropriate demising wall which will completely segregate the Premises from the other space of the Building which is or will be leased to another or other tenant(s). Also, to the extent reasonably practical and possible, the Landlord shall, at its sole cost and expense, have all utilities for the Premises individually metered.

    Landlord shall, at its sole cost and expense, maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of Article 23 excepted, only the foundation and the structural soundness of the exterior walls and of the roof of the Building. Tenant shall immediately give Landlord written notice of any such defect or need for repairs after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of the Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

9.  SIGNS.

    Any signs installed by Tenant (the "Signs") upon the Premises shall be in compliance with all state and local governmental ordinances and regulations and shall not be in violation of any covenants or restrictions which may pertain to the Premises. Upon termination of the Lease, Tenant shall remove all Signs and shall restore the Premises and/or the Building in accordance with the provisions of Article 6 or, at Landlord's option, said Signs shall become part of the realty and belong to Landlord without compensation to Tenant and title shall pass to Landlord under this Lease as by a bill of sale.

10. LIENS.

    Tenant shall keep the Premises and Tenant's leasehold interest in the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten days following the imposition of any such lien, cause the same to be released of record, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate of 18% per annum or the highest rate permitted by law, whichever is lower.

11. ASSIGNMENT AND SUBLETTING.

    (A) Except as provided in this Article 11, Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least 60 days but no more than 180 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly and primarily responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

    (B) Within 60 days from receipt of a sublease or assignment request in accordance with Section 11(A), Landlord shall either:

         (i) in the event that Tenant desires to sublease less than 30% of the Premises to a person not a division or subsidiary of Tenant, grant or refuse consent and Tenant understands it will be reasonable for Landlord to avoid a potential multiple tenant situation which could be created by smaller sublets; or

         (ii) in the event that Tenant desires to assign this Lease or sublease 30% or more of the Premises to a person not a division or subsidiary of Tenant, Landlord shall grant or refuse consent, however, such consent shall not be unreasonably withheld or delayed.

         A sublease to a division or subsidiary is permitted without consent as long as Tenant notifies Landlord in writing and acknowledges in that notice that Landlord remains fully responsible for the obligations of the Tenant hereunder.

    (C) Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights, space option rights, purchase options, right of first refusal, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, right, privileges or services to assignee or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

    (D) [INTENTIONALLY OMITTED]

    (E) Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs, including reasonable attorney's fees, incurred in connection with such assignment or transfer.

    (F) For purposes of this Article 11, any transfer or change in control of Tenant (or any subtenant, assignee, or occupant) by operation of law or otherwise shall be deemed an assignment hereunder including, without limitation, any merger, consolidation, dissolution, or any change in the controlling equity interests of Tenant or any subtenant, assignee, or occupant (whether in a single transaction or series of transactions). Any assignment or subletting in contravention of the provisions of this Article 11 shall be void and shall be an Event of Default hereunder.

    (G) No assignment or subletting pursuant to this Article ll shall in any way relieve or release Tenant from liability for performance of the all of the terms, covenants, and conditions of this Lease. Any assignee or subtenant, prior to any such assignment or subtenancy, shall promptly execute and deliver to

Landlord a written agreement assuming, without modification or limitation, all of the obligations under this Lease.

12. INDEMNIFICATION.

    Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims, liabilities or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building when and to the extent such injury or damage is caused by the willful act of Landlord, or its agents, employees or contractors. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims, liability or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building unless such injury or damage shall be caused by another tenant in the Building. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

13. INSURANCE

    (A) Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as additional insureds Landlord and Landlord's mortgagee, if any, against claims for bodily injury, death or property damage in amounts not less than $3,000,000 (or such higher limits up to a maximum limit of $5,000,000 as may be determined by Landlord or Landlord's mortgagee from time to time), public liability insurance in the minimum amount of $5,000,000 against claims for personal injury, death or property damage suffered or occurring as a result of the use of products manufactured, constructed or sold by Tenant, or services rendered by Tenant, boiler and machinery coverage (direct damage and use and occupancy) on a replacement cost basis, and workmen's compensation insurance in an appropriate amount. Tenant shall also maintain, in full force and effect, at its own expense, in amounts (in no event less than $5,000,000) and subject to terms and conditions acceptable to Landlord, insurance coverage against any adverse environmental conditions at or near the Building and Premises created or caused by Tenant. If Tenant can not obtain such coverage to the satisfaction of Landlord, Tenant shall post an indemnity bond in amounts (in no event less than $5,000,000), and issued by a party, acceptable to Landlord, which bond shall be used to secure the Tenant's obligations related to environmental conditions as set forth in this Lease, and in particular, Article 40 below.


    (B) All policies of insurance shall be issued by insurers which are authorized to do business in the Commonwealth of Pennsylvania and which have a Best's financial rating of A or better and a size class rating of XII (12) or larger or otherwise acceptable to Landlord. At or prior to Tenant taking possession of the Premises, Tenant shall deposit the policy or policies of insurance, or certificates thereof, with Landlord and shall deposit with Landlord renewals thereof at least thirty (30) days prior to each expiration. Said policy or policies of insurance or certificates thereof shall not be subject to contribution, and shall have attached thereto an endorsement that such policy shall not be amended, canceled or terminated without at least thirty (30) days prior written notice to Landlord, that such policy or policies shall not be canceled or invalidated by any use of the Premises more hazardous than permitted in such policy or policies or by any change in title to or ownership of the Premises, and that no act or omission of Tenant shall invalidate the interest of Landlord or Landlord's mortgagee under said insurance and expressly waiving all rights of subrogation as set forth in this Lease. At Landlord's request, Tenant shall provide to Landlord at Landlord's reasonable expense, if any, a letter from an authorized representative of its insurance carrier stating that Tenant's current and effective insurance coverage complies with the requirements contained herein.

    (C) Landlord shall maintain, at Tenant's expense to the extent of Tenant's Proportionate Share, an all risk fire and extended coverage insurance policy with respect to the Building and the Premises. Such insurance policy shall be of the type, nature and amount that is set forth on Exhibit C.

14. WAIVER OF SUBROGATION.

    Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured, covered and actually paid by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

15. SERVICES AND UTILITIES.

    Landlord agrees to provide, at its cost, water, electricity and telephone service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, including without limitation, Tenant's Proportionate Share of any central station signaling system installed in the Premises or the Building, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly shared or metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

16. HOLDING OVER.

    Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after termination hereof by lapse of time or otherwise 150% of the amount of the Annual Rent for the last period prior to the date of such termination prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender. If Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month or for one year, whichever shall be specified in such notice, in either case at 150% of the Annual Rent being paid to Landlord under this Lease immediately prior thereto, but if the Landlord does not so elect, acceptance by Landlord of rent after such termination shall not constitute a renewal; this provision shall not be deemed to waive Landlord's right of re-entry or any other right hereunder or at law.

17. SUBORDINATION/NON-DISTURBANCE.

    (A) Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate therein, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

    (B) Notwithstanding any other provision of this Lease, this Lease shall be subject and subordinate at all times to the Installment Sale Agreement, dated November 15, 1991 (the "ISA"), between Bucks County Industrial Development Authority ("BCIDA"), as seller, and Lessor, as buyer, and the rights and remedies of BCIDA and its successors and assigns (including, without limitation, Meridian Bank, a Pennsylvania banking corporation, its successors and assigns and Northern Central Bank, its successors and assigns, as trustee) thereunder, or otherwise available to BCIDA or such successors and assigns under the ISA or any document, instrument or agreement executed by Lessor in connection with the financing transaction evidenced by the ISA.


    (C) Upon execution of this Lease by Landlord, Landlord agrees to use Landlord's best efforts, in Landlord's reasonable discretion, to obtain and furnish to Tenant agreement(s) ("Non-Disturbance Agreement") executed and acknowledged in proper form except for execution on behalf of Tenant, from (i) the holder(s) of any mortgage now encumbering the Premises, and (ii) from the lessor(s) of any underlying leasehold estate or fee owner under an installment purchase agreement pursuant to which Landlord directly or indirectly derives its authority to execute this Lease (in either or any of such cases, an "Existing Holder") whereby each Existing Holder agrees to not disturb Tenant in its rights, use and possession of the Premises under this Lease or to terminate this Lease, except to the extent permitted to Landlord by the terms of this Lease, notwithstanding the foreclosure or the enforcement of the mortgage or termination or other enforcement of an underlying lease or installment purchase agreement.

18. RULES AND REGULATIONS.

    Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D, if any, attached hereto and all reasonable modifications of and additions thereto from time to time put into effect by Landlord as well as all covenants, conditions and restrictions of record.

Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

19. REENTRY BY LANDLORD.

    During the twelve month period immediately preceding the Termination Date, Landlord reserves and shall at all times have the right to reenter the Premises to show said Premises to prospective tenants. Landlord shall make a good faith effort to provide prior reasonable notice of such showings. At any time during the Term of this Lease, Landlord reserves and shall at all times have the right to reenter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers or mortgagees, and to alter, improve, or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provide that the business of Tenant shall not be interfered with unreasonably. In the event that Landlord requires access to any under-floor duct, Landlord's liability for carpet (or other floor covering) replacement shall be limited to replacement of the piece removed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock All of the doors in the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. Landlord shall also have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building, and to change the name, number or designation by which the Building is commonly known.

20. DEFAULT.

    The following events shall be deemed to be events of default under this
Lease:

    (A) Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five days from the date such payment was due; or

    (B) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within 20 days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

    (C) Tenant shall abandon or vacate any substantial portion of the Premises without continuing to perform each and every one of Tenant's obligations under this Lease including, but not limited to, the payment of rent or other sums due hereunder or the obligation to maintain and repair all parts of the Premises in accordance with Article 7 hereof; or

    (D) Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

    (E) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten days after written notice thereof to Tenant; or

    (F) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

    (G) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 30 days from the date of entry thereof.

    (H) Tenant uses or occupies the Premises other than as permitted hereunder;

    (I) Tenant assigns or sublets, or purports to assign or sublet, the Premises or any portion thereof, other than in the manner and upon the conditions set forth herein;

    (J) Tenant removes, attempts to remove, or manifests an intention to remove any or all of Tenant's property from the Premises other than in the ordinary and usual course of business. Any attempt to remove all or substantially all of Tenant's property from the Premises shall be deemed to be not in the ordinary course of business.

21. REMEDIES.

    Upon the occurrence of any of such events of default described in Article 20 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

    (A) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

    (B) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to landlord hereunder or by operation of law;


    (C) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subarticle (D) relating to recovery of the Premises, preparation for reletting and for reletting itself), which the parties agree shall in no event exceed 60% of the than present value of the rent for the period and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant; provided however, notwithstanding anything contained herein to the contrary, Landlord will credit all rent received from reletting the Premises against the amounts owed by Tenant;

    (D) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in sub-article (B) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term;

         (ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this article from time to time;

    (E) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

    (F) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within 30 days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

    (G) In addition to all other rights and remedies of Landlord, if an Event of Default shall occur, Landlord shall, to the extent permitted by law, have a right of distress for rent and lien on all of Tenant's fixtures, merchandise and equipment in the Premises, as security for rent and all other charges payable hereunder.

    (H) SUBJECT TO THE PROVISIONS OF ARTICLE 20, ARTICLE 21 (H) (i)-(iv) BELOW SETS FORTH WARRANTS OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENTS AGAINST TENANT. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICES AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

         (i) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, AS ATTORNEY FOR TENANT, TO APPEAR FOR TENANT IN ANY SUCH COURT IN ANY APPROPRIATE PROCEEDING BROUGHT OR TO BE BROUGHT AGAINST TENANT

BY LANDLORD ON THIS LEASE AND THEREIN TO CONFESS JUDGMENT AGAINST TENANT FOR ALL RENT AND SUMS DUE BY TENANT FOR THE UNEXPIRED TERM OF THE LEASE HEREIN TOGETHER WITH COURT COSTS AND REASONABLE ATTORNEYS' FEES (WHICH FOR PURPOSES OF THIS SUBARTICLE SHALL BE DEEMED REASONABLE IF SUCH FEES ARE LIMITED TO THE GREATER OF THE SUM OF $5,000 OR 7% OF THE AMOUNT THEN DUE AND OWING, AND FOR SO DOING THIS LEASE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

         (ii) AT ANY TIME AFTER AN EVENT OF DEFAULT HAS OCCURRED, TENANT IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY OTHER COURT OF JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, AS ATTORNEY FOR TENANT AND TENANT'S SUCCESSORS AND ASSIGNS OR ANY OTHER PERSONS CLAIMING ANY INTEREST UNDER OR THROUGH TENANT, AS WELL AS FOR ALL PERSONS CLAIMING UNDER, BY OR THROUGH TENANT, TO APPEAR FOR TENANT IN AN ACTION OR ACTIONS IN EJECTMENT OR OTHER APPROPRIATE ACTION FOR POSSESSION OF THE DEMISED PREMISES FILED BY LANDLORD OR ANY OWNER OR INTEREST HOLDER OF THE DEMISED PREMISES (WITHOUT THE NECESSITY OF BEING ANY BOND AND WITHOUT ANY STAY OF EXECUTION OR APPEAL) AND IN SUCH ACTION OR ACTIONS TO ADMIT LANDLORD'S SUPERIOR TITLE AND/OR CONFESS JUDGMENT FOR THE RECOVERY BY THE LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS INSTRUMENT (OR A COPY HEREOF VERIFIED BY AFFIDAVIT OF THE LANDLORD OR ANYONE AUTHORIZED TO MAKE SUCH AFFIDAVIT ON BEHALF OF LANDLORD) SHALL BE A SUFFICIENT WARRANT; WHEREUPON A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF THE DEMISED PREMISES MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, THE TENANT HEREBY RELEASING AND AGREEING TO RELEASE THE LANDLORD AND SAID ATTORNEYS FROM ALL ERRORS AND DEFECTS WHATSOEVER OF A PROCEDURAL NATURE IN ENTERING ANY SUCH ACTION OR JUDGMENT OR IN CAUSING ANY SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT THE LANDLORD SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY A PERSON ON THE LANDLORD'S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE A PRIMA FACE EVIDENCE.

         (iii) IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION UNDER (i) OR (ii) DIRECTLY ABOVE, HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD OR TERMINATED, OR POSSESSION OF THE DEMISED PREMISES SHALL REMAIN IN OR BE RESTORED TO EITHER TENANT OR ANYONE CLAIMING UNDER, BY OR THROUGH TENANT, THE LANDLORD MAY, WHENEVER AND AS OFTEN AS THE LANDLORD SHALL HAVE THE RIGHT TO TAKE POSSESSION AGAIN OF THE DEMISED PREMISES, BRING ONE OR MORE FURTHER SUCH ACTIONS IN THE MANNER HEREINABOVE SET FORTH TO OBTAIN A MONEY JUDGMENT AND/OR RECOVER POSSESSION OF THE DEMISED PREMISES AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED, AND THE AUTHORITY AND POWER GIVEN ABOVE TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER ACTIONS. THE LANDLORD SHALL HAVE THE RIGHT TO BRING SUCH AN ACTION OR ACTIONS AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED BEFORE OR AFTER COMMENCING AN ACTION FOR A MONEY JUDGMENT AND/OR POSSESSION AND BEFORE OR AFTER JUDGMENT THEREON OR THEREIN HAS BEEN RECOVERED OR A JUDICIAL SALE OF ALL OR ANY PART OF TENANT'S PROPERTY HAS TAKEN PLACE.


         (iv) TENANT HEREBY RELEASES LANDLORD AND ANY ATTORNEY OR ATTORNEYS FROM ALL ERRORS, DEFECTS AND IMPERFECTIONS WHATSOEVER IN ENTERING JUDGMENT BY CONFESSION HEREON OR IN ISSUING ANY PROCESS OR INSTITUTING ANY PROCEEDINGS RELATING THERETO AND HEREBY WAIVES ALL WAIVABLE BENEFITS THAT MIGHT ACCRUE TO TENANT BY VIRTUE OF ANY PRESENT OR FUTURE LAWS INCLUDING WITHOUT LIMITATION THE PROVISIONS OF THE PENNSYLVANIA LANDLORD AND TENANT ACT AND LAWS EXEMPTING THE PREMISES OR TENANT OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS OR EXTENSION OF TIME.

    Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as an accord and satisfaction, compromise or waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by

Tenant under the Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all attorneys' fees incurred by Landlord.

22. QUIET ENJOYMENT.

    Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.

23. DAMAGE BY FIRE, ETC.

    (A) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 90% of the full "replacement cost" thereof (as such term is defined in the Replacement Cost Endorsement to be attached thereto, if any) insuring against the perils of fire and lightning and including extended coverage, and earthquake and flood coverage, or at Landlord's option, "All Risk" coverage, with earthquake and flood coverage, all such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the property is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of Articles 23(C), 23(D) and 23(F), such insurance shall be for the sole benefit of Landlord and under its sole control. Such insurance shall include protection for continuation of rental payments for a period of 12 months in the event of any damage caused by the perils referred to above. Tenant agrees to pay to Landlord, as additional rental, Tenant's Proportionate Share of Landlord's cost of maintaining such insurance. Said payments shall be made to Landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due, and the failure to pay such share shall be treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this Article with respect to the year in which the Lease commences or terminates shall be prorated. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

    (B) If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

    (C) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under Article 23(A), but only to such extent that the Building can in Landlord's estimation be materially restored within 180 days after the date upon which Landlord is notified by Tenant of such damage
(except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term), this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such Building to substantially the condition in which it existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole following such damage and provided that Tenant has completely vacated the Premises as a result of such damage, the rent payable hereunder during the period in which the Premises are untenantable shall be abated to such extent as may actually be covered and paid by the insurance coverage discussed in Article 23(A) above. In the event that Landlord should fail to materially restore the Building within 180 days after the date upon which Landlord is notified by Tenant of such damage, Tenant may (if it has given Landlord at least 30 days notice of its need and intent to do so) at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

    (D) If the Building should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of
Article 23(C), this Lease shall at the option of Landlord, upon notice to Tenant, given within 30 days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

    (E) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within 15 days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such notice to Tenant as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term.

    (F) In the event of any damage or destruction to the Premises by any peril covered by the provisions of this Article, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the Premises as Landlord shall request and Tenant hereby indemnities and holds Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees harmless from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

24. EMINENT DOMAIN.

    If the whole of the Premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession is taken by such public authority and all rentals shall be paid up to the date. If only a part of the Premises shall be taken under eminent domain, the Lease shall terminate as to the portion taken, and unless this Lease shall be terminated, as herein provided, it shall continue in full force and effect as to the remainder of the Premises and the minimum rent shall be reduced in the proportion the square footage taken bears to the total square footage demised. If more than fifty per-cent (50%) of the Premises' total square footage shall be taken under power of eminent domain, either party, by written notice to the other delivered on or before the date of surrendering possession to the public authority, may terminate this Lease, effective as of such surrender of possession. All compensation and damages of any type whatsoever awarded for any taking, whole or partial, shall belong to and be the property of the Landlord except as hereinafter provided.

25. SALE BY LANDLORD.

    In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agree to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Lease, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and, if Landlord delivers said security to Landlord's successor in interest, Landlord shall be discharged from any further liability with regard to said security.

26. ESTOPPEL CERTIFICATES.

    Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, and (e) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary or agent, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten day period and such certificate as signed by Landlord, Landlord's beneficiary or agent, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five days after receipt by Tenant of a copy of the certificate executed by Landlord, Landlord's beneficiary or agent, as the case may be, on behalf of Tenant.

27. SURRENDER OF PREMISES.

    Tenant shall, at least 90 days before the last day of the Term arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

    At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received or first installed broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon termination of this Lease, remove, to the extent purchased and installed by Tenant and removable without material damage to such property or the Premises: all movable partitions of less than full height from floor to ceiling; counters; and other personal property of Tenant. All such removal shall be at Tenant's sole cost and Tenant shall fully repair any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. Tenant shall complete all work as required by Article 6 above, including without limitation, all Landlord's conditions or requirements issued in conjunction with Landlord's consent to any alterations, improvements or repairs. Upon request by Landlord, Tenant shall remove, at its sole costs, any or all permanent improvements or additions to the Premises installed by Tenant and all movable partitions, counters and other personal property of Tenant and Tenant shall repair any damage resulting from such removal. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

    All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any Security Deposit shall be credited against the amount payable by Tenant hereunder.


28. NOTICES.

    Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery, if personally delivered, or two days after mailing, if mailed. All notices shall be personally delivered or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

    All notices or document required or permitted to be delivered hereunder by Tenant to Landlord shall have a required copy sent to:

                        Andrew Simons, Esquire
                        Circon Corporation
                        6500 Hollister Avenue
                        Santa Barbara,CA 93117-3019

                                and

                        Todd C. Vanett, Esquire
                        STRADLEY, RONON, STEVENS, AND YOUNG
                        2600 One Commerce Square
                        Philadelphia, PA 19103-7098

    All notices or document required or permitted to be delivered hereunder by Landlord to Tenant shall have a required copy sent to:

                        Donn Gordon
                        Embryo Development Corporation
                        750 Lexington Avenue
                        Suite 2750
                        New York, NY 10022

                                and

                        Edward M. Wild, Esquire
                        Benner and Wild
                        174 West State Street
                        Doylestown, PA 18901


29. TAXES PAYABLE BY TENANT.


    In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by or on the gross or net rent payable hereunder, including without limitation any gross income tax, sales tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; or (c) upon or measured by the Tenant's gross receipt or payroll or the value of Tenant's equipment, furniture, fixtures, and other personal property of Tenant or leasehold improvements, alterations, additions, located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

    In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

30. DEFINED TERMS AND HEADINGS.

    The article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, marital communities, firms, or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Building and including a proportionate share of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

31. ENFORCEABILITY.


    If for any reason whatsoever any of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect. Any commission due to Stephen M. Segal, Inc. shall be paid by Landlord.

32. COMMISSIONS.

    Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and (ii) indemnities and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

33. TIME AND APPLICABLE LAW.

    Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

34. PARKING.

    Tenant shall have sole and exclusive use of the "Tenant's Parking Area", as shown on Exhibit A. Tenant shall not at any time park or permit the parking of Tenant's vehicles, or the vehicles of others, adjacent to loading areas or so as to interfere in any way with the use of such areas or in parking areas assigned to other tenants. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the parking or loading areas. Tenant shall be solely responsible for all maintenance, repair, snow and ice removal, lighting and security for the Tenant's Parking Area and for any areas which Tenant rightfully uses for access to the Tenant's Parking Area.

35. SUCCESSORS AND ASSIGNS.

    Subject to the provisions of Article 11, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, marital communities, if any, and assigns of the parties hereto.

36. ENTIRE AGREEMENT.

    This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

37. EXAMINATION NOT OPTION.


    Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the Security Deposit required by Article 5, the first month's rent as set forth in Article 3, and any sum owed pursuant hereto.

38. RECORDATION.

    Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party, and the party offering the same for recording shall pay all charges and taxes incident thereto.

39. LIMITATION OF LANDLORD'S LIABILITY.

    Tenant shall look solely to the Premises and rents derived therefrom for enforcement of any obligation hereunder or by law assumed or enforceable against Landlord, and no other property or other assets of Landlord shall be subjected to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

40. ENVIRONMENTAL INDEMNITY.

    (A) Tenant unconditionally agrees to indemnify and hold harmless Landlord from and against any and all losses, claims, damages, penalties, liabilities, costs and expenses (including attorneys fees and Court costs) fines, injuries, penalties, response costs (including the cost of any required or necessary investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plants, or other removal, response or remedial action at or relating to the property) collectively, the "Claims and Costs", without limit as to amount, with respect to as a direct or indirect result of, or arising out of any of the following:

        (1) Any requirement, lawsuit (brought or threatened), settlement, agreement or requirement of any insurer of the Property or any portion thereof, relating to the Tenant's (including Tenant's agents, employees, invitees or licensees) generation, presence, management, disposal, release (or threatened release), escape, seepage, leakage or cleanup of any Hazardous Materials (as hereinafter defined) at, on, from or under all or portion of the Property; or

        (2) The migration of Tenant's (including Tenant's agents, employees, invitees or licensees) Hazardous Materials defined below from the

        Property to any other property;

        (3) The transportation of Tenant's (including Tenant's agents, employees, invitees or licensees) Hazardous Materials from the Premises.

    (B) For the purpose of this Agreement, the term "Hazardous Materials" shall include, but shall not be limited to,

        (1) Any substances defined as "Hazardous Substances", "Pollutants", "Contaminants", "Hazardous Wastes", or "Hazardous or Toxic Substances" or related materials or any other substance capable of polluting, or endangering the environment, as now or hereafter defined in any applicable federal, state or local law, regulation, ordinance or directive including, but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act, 41 U.S.C. ss.9601 et seq; the Hazardous Materials Transportation Act, 49 U.S.C. ss.1801 et seq; the Toxic Substance Control Act, 15 U.S.C. ss.2601, et seq; the Resource Conservation and Recovery Act, as amended 42 U.S.C. ss.9601, et seq; the Clean Water Act, 33 U.S.C. ss. 1251, et seq;

        and the Clean Air Act, 42 U.S.C. ss.7412, et seq; the Pennsylvania Hazardous Sites Cleanup Act, Act of October 18, 1988, No. 108; the Pennsylvania "Solid Waste Management Act", 35 P.S. ss.6018.1 et seq; the Pennsylvania Clean Streams Law, 35 P.S. ss.691.1 et seq; the Pennsylvania "Air Pollution Control Act, 35 P.S. ss.4001.1, et seq, as any such Acts may be amended, modified or supplemented;

        (2) Those substances listed or otherwise identified in the Regulations adopted and publications issues, as may be amended, modified or supplemented, pursuant to any of the above referred statutes; and

        (3) Any friable asbestos, airborne asbestos, or any substance or material containing asbestos.

    (C) Tenant shall indemnify Landlord from any such "Claims and Costs" defined above, whether arising under the statutory provisions enumerated above or whether said Claims and Costs are sought to be recovered under common law theories and actions.

    (D) The indemnification, hold harmless and defend provisions of this Article 40 shall be deemed to be effective as against any Claims or Costs as defined in this Article 40 asserted or sought by any legal, equitable or administrative proceedings, or by any other method or means on or after the Commencement Date and shall be valid for all time thereafter and shall be binding upon the successors and assigns of Tenant.


    (E) Tenant expressly assumes any and all liabilities as described in this
Article 40 (A) - (D) above which may arise from circumstances or conditions on the Premises pursuant to common law or any federal, state or local law, ordinance or regulation relating to the environment including, but in no way limited to the various statutes and acts enumerated herein.

41. LANDLORD REPRESENTATIONS TO TENANT

    (A) Landlord represents to Tenant that as of the date hereof:

         (1) Landlord has received no written notice from any municipal. state, federal or other governmental authority and has no knowledge of any zoning, building, fire, water, use, occupancy, health, environmental, or other statute, ordinance, code or regulatory violations issued in respect of the Building or the Premises which have not been heretofore corrected.

         (2) Landlord has no actual knowledge that Landlord or any third party has caused or permitted any (i) hazardous material to be disposed of on, under or at the Building or the Premises in violation of any environmental statute or
(ii) asbestos to be used in the construction of the Building or any components thereof.

         (3) To Landlord's actual knowledge, there are no underground storage tanks at or in the building or the Premises.

42. COMPLIANCE WITH LAWS.

    (A) Tenant, at Tenant's sole cost and expense, shall comply with all laws (including, without limitation, environmental laws), rules, orders, ordinances, directions, regulations, and requirements of federal, state, county, and municipal authorities, now in force or which may hereafter be in force (hereinafter, "Laws") respecting the Tenant's (including Tenant's agents, employees, licensees, and invitees but not including Landlord's or any prior tenants' or owners') use, occupation, construction, improvement, repair, or alteration of, additions or improvements to, the Premises. This compliance requirement includes, but is in no way limited to, all rules, regulations, and provisions of the ADA, or with any and all federal, state, county or municipal Laws requiring the provision of facilities or access for handicapped or other persons, and shall include without limitation the obligation to remove any barriers to access to the Premises, the removal of which may be required under any Laws.

    (B) Tenant shall indemnify and hold Landlord harmless from and defend it against all fines, penalties, environmental clean-up costs and claims of every kind and nature arising out of Tenant's (including Tenant's agents, employees, licensees, and invitees) failure to comply with any provision or requirement of subsection (A) above. The provisions of this Article 42 shall survive the termination of the Lease whether by agreement, upon default, or otherwise.


43. SEVERABILITY.

    Each covenant and agreement in this Lease shall for all purposes be construed to be a separate and independent covenant or agreement. If any provision in this Lease or the application thereof shall to any extent be invalid, illegal or otherwise unenforceable, the remainder of this Lease, and the application of such provision other than as invalid, illegal or unenforceable, shall not be affected thereby; and such provisions in this Lease shall be valid and enforceable to the fullest extent permitted by law.

44. AMENDMENT AND MODIFICATION.

    This Lease, including all Exhibits hereto, each of which is incorporated in this Lease, contains the entire agreement between the parties hereto, and shall not be amended, modified or supplemented unless by agreement in writing signed by both Landlord and Tenant.

45. PURCHASE OPTION.

    For the Term of this Lease, including any Term extension provided for in
Article 2 herein (the "Purchase Option Term"), Landlord hereby grants to Tenant the right to purchase the entire Building (and not less than the entire Building) (the "Purchase Option") for the purchase price of $2,800,000.00 if settlement is completed in the initial Term of the Lease or, if completed during any Term extension, $2,800,000 or the fair market value whichever is higher (the "Option Purchase Price"), provided that Landlord and Tenant successfully negotiate, in the sole discretion of Landlord, whatever other terms

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


and conditions (the "Terms and Conditions") that may be associated with such purchase of the Building by Tenant. If settlement is to occur after the initial Term, for a period of fifteen (15) days following the receipt by Landlord of the written notice from Tenant exercising the Purchase Option, Landlord and Tenant shall negotiate in good faith an amount which represents the fair market value of the Building ("Fair Market Value"). If after such fifteen (15) day period, Landlord aid Tenant are unable to agree on the Fair Market Value, then Landlord and Tenant shall each choose a licensed commercial real estate appraiser who is a MAI having at least 10 years experience in appraising commercial real estate in Southeastern Pennsylvania. Each appraiser chosen by Landlord and Tenant, respectively, shall determine the fair market value of the building and the appraisers determination of the fair market value shall be averaged together and such average shall be the Fair Market Value that shall be payable by Tenant unless either Landlord or Tenant objects, within seven (7) days of the day by which both appraisals are revised by the parties, to such average in which event each parties' appraiser shall jointly select a third appraiser to appraise the Building. The Fair Market Value shall then be the average of the three appraisals. Each party shall bear the sole cost of its appraiser and shall share the cost of the third appraiser, if necessary.


    The Purchase Option shall be exercisable by Tenant giving Landlord written notice of exercise at any time during the Purchase Option Term, which notice shall be effective only if accompanied by a check payable to Landlord in an amount equal to ten percent (10%) of the purchase price ("Deposit"). If the Tenant fails to exercise the Purchase Option then all further rights of Tenant under the Purchase Option including without limitation, Tenant's right to purchase the Building, shall terminate automatically as of the expiration of the Term of the Lease, and any extensions thereof, without further action of Landlord or Tenant. The Terms and Conditions may include, but shall not be limited to, the following:

         (i) Option Purchase Price. The Option Purchase Price shall be payable at Closing (as hereinafter defined), by cash, certified or cashier's check to Landlord.

         (ii) Closing. Closing and transfer of title ("Closing") shall occur at the offices of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, on the 60th day following the date of Tenant's exercise of the Purchase Option, or at such other time and place as mutually agreed between Tenant and Landlord.

         (iii) Title. At Closing, Landlord shall convey good and marketable title to the Building, subject only to such easements, covenants, restrictions and agreements of record on the date of execution of this Agreement (but excluding any liens, mortgages, restrictions, agreements, judgments and other monetary encumbrances) that may be placed or recorded during the Term of this Lease, or any extensions thereof, in connection with the normal ownership of the Building. Such conveyance shall be by Landlord's special warranty deed, in recordable form. Tenant shall have the right at Closing to apply a portion of the Purchase Price to satisfy any liens, mortgages, judgments and other monetary encumbrances caused by Landlord, solely as a result of Landlord's actions, to be placed against the Premises.

         (iv) Taxes. Ad valorem property taxes, if any, due and payable in the tax year of Closing, shall be prorated between Landlord and Tenant. All realty transfer and similar taxes due by reason of the conveyance shall be shared equally by Landlord and Tenant unless such custom is no longer in effect in Pennsylvania, in which event all realty transfer taxes shall be prorated as is the custom.

         (v) No Encumbrance. From and after the date of Tenant's exercise of its right and option of purchasing the Building in conformity with this Article 45, Landlord shall not sell, mortgage, or encumber the Building, or do or permit any act that diminishes or impairs title to the Building, and shall take all action necessary, including without limitation, removing or bonding any mechanic's liens that may be filed as a result of Landlord's actions against the Building, to convey to Tenant at Closing title to the Building of the quality required by paragraph 3 hereinabove.


         (vi) Deposit. Landlord, immediately upon receipt, shall place the Deposit in an interest bearing money market type account with a FDIC insured bank in Philadelphia, Pennsylvania. At Closing, the Tenant shall receive a credit against the Purchase Price in the amount of the Deposit, together with all interest earned thereon, If Closing does not occur, interest earned on the Deposit shall be paid to whichever party is entitled to receive the Deposit.

46. TENANT'S REFUSAL RIGHTS.

    (A) Subject to the qualifications and limitations set forth in this Article 46 and Article 47, Landlord covenants and agrees that if at any time during the term of this Lease, including any Renewal Terms, Landlord receives a bona fide offer from a third party to purchase the Building ("Third Party Offer"), Landlord will first offer the Building to the Tenant ("Refusal Rights"). The notice from Landlord to the Tenant shall include a copy of the Third Party Offer. The Tenant shall have a period of 10 days following the date of Tenant's receipt of the Third Party Offer to accept it in writing; provided, however, that such acceptance of the Third Party offer by Tenant is accompanied by Tenant's check payable to Landlord in an amount equal to the deposit, if any, specified in the Third Party Offer.

    (B) If within such 10 day period the Tenant shall accept the Third Party Offer, then Landlord and Tenant shall proceed to closing with respect to the Building for the purchase price and upon the terms and conditions set forth in the Third Party Offer.

    (C) If the Tenant shall reject the Third Party Offer, or shall fail to accept it in writing within 10 days following receipt thereof, then Landlord shall be free to sell the Building to that third party. Such sale to the third party shall be on terms and conditions acceptable to Landlord and the third party, except that such terms and conditions shall not be materially more favorable to the third party than the terms set forth in the Third Party Offer.

    (D) Tenant's Refusal Rights shall remain in effect following the sale and conveyance of the Building to an affiliate of Landlord, but automatically shall terminate without further action of Landlord or Tenant upon a Third Party Transfer. For purposes of this Lease, the term "Third Party

Transfer" shall mean any sale and conveyance of the Premises by Landlord to a third party unaffiliated with Landlord upon compliance by Landlord with the terms of Tenant's Refusal Rights as expressed in this Article 46.

    (E) In consideration of Tenant agreeing to accept or reject a Third Party Offer within ten (10) days after receipt, Landlord agrees to use its best reasonable efforts to inform Tenant at the earliest practicable date of an impending Third Party Offer and to keep Tenant reasonably well informed as to the status of negotiations with respect thereto. Tenant agrees to strictly maintain confidentiality with regards to any information that Tenant may receive from time to time regarding such Third Party Offers.

47. TERMINATION OF PURCHASE OPTION AND REFUSAL RlGHTS

    Notwithstanding anything contained in this Lease to the contrary, Tenant's rights under Articles 45 and 46 above, shall immediately terminate and expire if Landlord completes a bona fide sale of the Building to a third party after Tenant has failed to exercise its Refusal Rights as set forth in Article 46.

    IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Lease as of the date set forth on the Reference Page.


                                       LANDLORD:


ATTEST:                                CIRCON CORPORATION


/s/                                    By: /s/
---------------------------------         ---------------------------
Secretary                                 Title:


                                       TENANT:


ATTEST:

                                       EMBRYO DEVELOPMENT CORPORATION.


/s/                                    By: /s/
---------------------------------         ---------------------------
Secretary                                 Title: